SUPPLEMENT dated October 12, 1998 to
                        PROSPECTUS dated July 2, 1998 for
                   INDIVIDUAL MODIFIED SINGLE PREMIUM VARIABLE
                         AND FIXED LIFE INSURANCE POLICY
                   issued by Protective Life Insurance Company

The investment manager for each of the Protective Investment Company Funds, Investment Distributors Advisory Services, Inc. ("IDASI"), has changed its name to Protective Investment Advisors, Inc.